Financial Instruments (Details)	9 Months Ended
Oct. 31, 2021 USD ($)
Disclosure of derivative financial instruments [text block] [Abstract]
Working capital	$ 6,493,934
Liabilities due term	90 days
Market risks description	Market risk comprises three types of risk: interest rate risk, foreign currency risk and other price risk. The Company is not currently exposed to any significant interest rate risk or other price risk. The Company is exposed to foreign currency risk with respect to cash denominated in Canadian dollars. As at October 31, 2021, a 15% strengthening (weakening) of the Canadian dollar against the United States dollar would have increased (decreased) the Company’s comprehensive loss by approximately $563,000 for the period from inception on February 5, 2021 to October 31, 2021.